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
                                                   MONTHLY SERVICER'S CERTIFICATE
                                                    CARMAX AUTO SUPERSTORES, INC.

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                                                      CARMAX AUTO OWNER TRUST
                                                           SERIES 2003-1
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  Collection Period                                                                                       10/01/03-10/31/03
  Determination Date                                                                                            11/10/2003
  Distribution Date                                                                                             11/17/2003


  Pool Balance

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                            $    420,663,143.70

     2 .  Collections allocable to Principal                                                           $     15,186,322.54

     3 .  Purchase Amount allocable to Principal                                                       $              0.00

     4 .  Defaulted Receivables                                                                        $        285,300.83

                                                                                                          -----------------
     5 .  Pool Balance on the close of the last day of the Collection Period                           $    405,191,520.33
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                         $    506,963,081.52

                                                                                   Beginning                    End
     7 .  Note Balances                                                            of Period                 of Period
                                                                            -----------------------------------------------

          a.Class A-1 Note Balance                                          $      17,390,196.54      $       2,150,647.53
          b.Class A-2 Note Balance                                          $     124,000,000.00      $     124,000,000.00
          c.Class A-3 Note Balance                                          $     119,000,000.00      $     119,000,000.00
          d.Class A-4 Note Balance                                          $      98,196,000.00      $      98,196,000.00
          e.Class B Note Balance                                            $      40,558,000.00      $      40,558,000.00
          f.Class C Note Balance                                            $      15,209,000.00      $      15,209,000.00
                                                                                -----------------         -----------------
          g.Note Balance (sum a - f)                                        $     414,353,196.54      $     399,113,647.53

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                                 0.1580927                 0.0195513
          b.Class A-2 Note Pool Factor                                                 1.0000000                 1.0000000
          c.Class A-3 Note Pool Factor                                                 1.0000000                 1.0000000
          d.Class A-4 Note Pool Factor                                                 1.0000000                 1.0000000
          e.Class B Note Pool Factor                                                   1.0000000                 1.0000000
          f.Class C Note Pool Factor                                                   1.0000000                 1.0000000
                                                                                -----------------         -----------------
          g.Note Pool Factor                                                           0.8173243                 0.7872639

     9 .  Overcollateralization Target Amount                                                          $      6,077,872.80

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                           $      6,077,872.80

    11 .  Weighted Average Coupon                                                                      %             8.68%
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    12 .  Weighted Average Original Term                                                              months         60.34

    13 .  Weighted Average Remaining Term                                                             months         49.78

  Collections

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                    $      3,171,289.70
          b.Liquidation Proceeds allocable to Finance Charge                                           $              0.00
          c.Purchase Amount allocable to Finance Charge                                                $              0.00
                                                                                                          -----------------
          d.Available Finance Charge Collections (sum a - c)                                           $      3,171,289.70

    15 .  Principal:
          a.Collections allocable to Principal                                                         $     15,186,322.54
          b.Liquidation Proceeds allocable to Principal                                                $         17,471.74
          c.Purchase Amount allocable to Principal                                                     $              0.00
                                                                                                          -----------------
          d.Available Principal Collections (sum a - c)                                                $     15,203,794.28

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                   $     18,375,083.98

    17 .  Interest Income from Collection Account                                                      $          8,107.64

    18 .  Simple Interest Advances                                                                     $              0.00

                                                                                                          -----------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                   $     18,383,191.62

  Required Payment Amount

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                      $        350,552.62
          b.Amount Unpaid from Prior Months                                                            $              0.00
          c.Amount Paid                                                                                $        350,552.62
                                                                                                          -----------------
          d.Shortfall Amount (a + b - c)                                                               $              0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                 $         19,766.86
          b.Additional Note Interest related to Class A-1 Monthly Interest                             $              0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest             $              0.00
                                                                                                          -----------------
          d.Total Class A-1 Note Interest (sum a - c)                                                  $         19,766.86

          e.Class A-2 Monthly Interest                                                                 $        127,100.00
          f.Additional Note Interest related to Class A-2 Monthly Interest                             $              0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest             $              0.00
                                                                                                          -----------------
          h.Total Class A-2 Note Interest (sum e-g)                                                    $        127,100.00

          i.Class A-3 Monthly Interest                                                                 $        159,658.33
          j.Additional Note Interest related to Class A-3 Monthly Interest                             $              0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest             $              0.00
                                                                                                          -----------------
          l.Total Class A-3 Note Interest (sum i-k)                                                    $        159,658.33

          m.Class A-4 Monthly Interest                                                                 $        176,752.80
          n.Additional Note Interest related to Class A-4 Monthly Interest                             $              0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest             $              0.00
                                                                                                          -----------------
          p.Total Class A-4 Note Interest (sum m-o)                                                    $        176,752.80
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    22 .  Priority Principal Distributable Amount                                                      $              0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a.Class B Monthly Interest                                                                   $         69,962.55
          b.Additional Note Interest related to Class B Monthly Interest                               $              0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest               $              0.00
                                                                                                          -----------------
          d.Total Class B Note Interest (sum a-c)                                                      $         69,962.55

          e.Class C Monthly Interest                                                                   $         40,430.59
          f.Additional Note Interest related to Class C Monthly Interest                               $              0.00
          g.Interest Due on Additional Note Interest related to Class C Monthly Interest               $              0.00
                                                                                                          -----------------
          h.Total Class C Note Interest (sum e-g)                                                      $         40,430.59

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                                 $        944,223.75

    25 .  Regular Principal Distributable Amount                                                       $     15,239,549.01

    26 .  Unreimbursed Servicer Advances                                                               $              0.00

  Available Funds

    27 .  Available Collections                                                                        $     18,383,191.62

    28 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------

    29 .  Available Funds                                                                              $     18,383,191.62

  Collection Account Activity

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                         $      3,171,289.70
          b.Total Daily Deposits of Principal Collections                                              $     15,203,794.28
          c.Withdrawal from Reserve Account                                                            $              0.00
          d.Interest Income                                                                            $          8,107.64
                                                                                                          -----------------
          e.Total Deposits to Collection Account (sum a - d)                                           $     18,383,191.62

    31 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                           $        350,552.62
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                        $     15,833,220.14
          c Deposit to Reserve Account                                                                 $              0.00
          d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)     $      2,199,418.86
                                                                                                          -----------------
          e Total Withdrawals from Collection Account(sum a - d)                                       $     18,383,191.62

  Note Payment Account Activity

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                            $         19,766.86
          b.Class A-2 Interest Distribution                                                            $        127,100.00
          c.Class A-3 Interest Distribution                                                            $        159,658.33
          d.Class A-4 Interest Distribution                                                            $        176,752.80
          e.Class B Interest Distribution                                                              $         69,962.55
          f.Class C Interest Distribution                                                              $         40,430.59

          g.Class A-1 Principal Distribution                                                           $     15,239,549.01
          h.Class A-2 Principal Distribution                                                           $              0.00
          I.Class A-3 Principal Distribution                                                           $              0.00
          j.Class A-4 Principal Distribution                                                           $              0.00
          k.Class B Principal Distribution                                                             $              0.00
          l.Class C Principal Distribution                                                             $              0.00
                                                                                                          -----------------
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          m.Total Deposits to Note Payment Account (sum a - l)                                         $     15,833,220.14

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                     $     15,259,315.87
          b.Class A-2 Distribution                                                                     $        127,100.00
          c.Class A-3 Distribution                                                                     $        159,658.33
          d.Class A-4 Distribution                                                                     $        176,752.80
          e.Class B Distribution                                                                       $         69,962.55
          f.Class C Distribution                                                                       $         40,430.59
                                                                                                          -----------------
          g.Total Withdrawals from Note Payment Account (sum a - f)                                    $     15,833,220.14

  Certificate Payment Account Activity

    34 .  Deposits
          a.Excess Funds                                                                               $      2,199,418.86
          b.Reserve Account surplus                                                                    $          1,261.94
                                                                                                          -----------------
          c Total Deposits to Certificate Payment Account (sum a - b)                                  $      2,200,680.80

    35 .  Withdrawals
          a.Certificateholder Distribution                                                             $      2,200,680.80
                                                                                                          -----------------
          b.Total Withdrawals from Certificate Payment Account                                         $      2,200,680.80

  Required Reserve Account Amount

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                            $      2,534,815.41
          b.  Note Balance                                                                             $    399,113,647.53

    37 .  Required Reserve Account Amount                                                              $      2,534,815.41


  Reserve Account Reconciliation

    38 .  Beginning Balance (as of Preceding Distribution Date)                                        $      2,534,815.41
    39 .  Investment Earnings                                                                          $          1,261.94
    40 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                 $      2,536,077.35
    42 .  Deposit from Excess Available Funds                                                          $              0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                 $          1,261.94
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                          $      2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                     $              0.00

  Instructions to the Trustee

    46 .  Amount to be deposited from the Reserve Account into the Collection Account                  $              0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                    $        350,552.62
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account             $     15,833,220.14
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account      $      2,199,418.86
    50 .  Amount to be deposited from the Collection Account into the Reserve Account                  $              0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
          Required Reserve Amount                                                                      $          1,261.94
    52 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                      $     15,259,315.87
    53 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                      $        127,100.00
    54. Amount to be paid to Class A-3 Noteholders from the Note Payment Account                       $        159,658.33
    55 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                      $        176,752.80
    56 . Amount to be paid to Class B Noteholders from the Note Payment Account                        $         69,962.55
    57 . Amount to be paid to Class C Noteholders from the Note Payment Account                        $         40,430.59

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    58 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to
         Excess Funds and Reserve Account surplus                                                      $      2,200,680.80

  Net Loss and Delinquency Activity

    59 .  Net Losses with respect to preceding Collection Period                                       $        267,829.09

    60 .  Cumulative Net Losses                                                                        $        816,617.58

    61 .  Cumulative Net Loss Percentage                                                                      0.1611%

    62 .  Delinquency Analysis                                                     Number of                 Principal
                                                                                     Loans                    Balance
                                                                            -----------------------------------------------

          a.31 to 60 days past due                                                    303              $      2,713,502.94
          b.61 to 90 days past due                                                    105              $        754,472.69
          c.91 or more days past due                                                   57              $        379,232.27
                                                                            -----------------------------------------------
          d.Total (sum a - c)                                                         465                     3,847,207.90
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  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
  November 10, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  ==========================================================================
  As Servicer

  By:            /s/ Keith D. Browning
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  Name:          Keith D. Browning
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  Title:         Executive Vice President and Chief Financial Officer
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